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                                                           EXHIBIT 10.12



                                  EXHIBIT A-1

                                 PROMISSORY NOTE

$500,000.00                                                   Longmont, Colorado
                                                                October 27, 1997

FOR VALUE RECEIVED, KAIRE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of INTERNATIONAL MEDICAL SYSTEMS, INC., a Delaware corporation, its successors and assigns (the "Lender") at 1717 Stewart Street, Santa Monica, California 90404, or at such other place as might be designated in writing by the Lender, the principal sum of Five hundred Thousand Dollars ($500,000), together with interest thereon at a rate equal to 9 percent (9%) per annum, payable on or before the date less ninety (90) days after the effective date of the Definitive Agreement (as defined in the Loan Agreement, defined below), or if the Definitive Agreement is not signed prior to November 27, 1997, then on November 27, 1997. Interest will be calculated on the basis of the actual days elapsed based on a per diem charge computed over a year composed of three hundred sixty-five (365) days.

This Note is issued by the Borrower and accepted by the Lender pursuant to a certain Loan and Security Agreement (the "Loan Agreement") between the Borrower and the Lender dated October 27, 1997, and evidences a loan made pursuant to the Loan Agreement.

The Borrower will have the right at any time and from time to time to prepay the unpaid principal balance of this Note in whole or in part without penalty, but with interest on the unpaid principal balance accrued to the date of prepayment.

The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Note, the Loan Documents (as defined in the Loan Agreement) or otherwise relating to the indebtedness hereby evidenced, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith.

This Note is issued by the Borrower and accepted by the Lender pursuant to a lending transaction negotiated, consummated and to be performed in Longmont, Colorado. This Note is to be construed according to the internal laws of the State of Colorado. All actions with respect to this Note, the Loan Documents or any other instrument securing payment of this Note will be instituted in a state or federal court sitting in Boulder County, Colorado. By the execution of this Note, the Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the Borrower might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

Payment of the indebtedness hereby evidenced is secured by certain security interests described in the Loan Documents. On the breach by the Borrower of any provision of this Note, the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due,


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payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity of this Note in accordance with the terms of the Loan Agreement. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same on the occurrence of any subsequent Event of Default (as defined in the Loan Agreement).

The makers, endorsers, sureties, guarantors and all other persons who might became liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Such parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the collateral securing payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder. If more than one maker executes this Note, the liability of each of the undersigned is and shall be joint and several.

This Note is intended to strictly conform with all usury laws to the extent applicable to the transactions contemplated hereby. The provisions of this Note and of all agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, shall the amount contracted for, charged, paid or agreed to be paid to the Lender for the use, forbearance or retention of money or credit hereunder or otherwise exceed the maximum rate permitted by law therefor. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between the Borrower and the Lender shall at the time of the execution and delivery thereof, or at the time or performance of such provision shall be due, involve or purport to require any payment in excess of the limits prescribed by law, the obligation to be performed or fulfilled shall be reduced automatically to the limit prescribed by law without the necessity of the execution of any amendment or new document.

IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

                                     KAIRE INTERNATIONAL, INC.

                                     By
                                       -----------------------------
                                       Its


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